Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2024
Earnings (Loss) Per Share [Abstract]
EARNINGS (LOSS) PER SHARE
NOTE 25:	EARNINGS (LOSS) PER SHARE

	2024	2023	2022
	Number of shares
Weighted-average number of ordinary shares (basic)	673,044,737	544,906,149	544,906,149
Effect of warrants	31,118,361	-	-

Weighted average number of ordinary shares (diluted)	704,163,099	544,906,149	544,906,149

In 2024, 26,650,000 options and 2,896,142 warrants (each warrant is exercisable to 100 shares) were excluded from the diluted weighted-average number of ordinary shares calculation because their effect would have been anti-dilutive. In 2023 and 2022 all options and warrants were excluded from the diluted weighted average number of shares calculation because their effect would have been anti-dilutive

The average market value of the Company’s shares for calculating the dilutive effect of share options and warrants was based on quoted market prices for the year during which the options were outstanding.